UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 6, 2019

GERON CORPORATION
(Exact name of registrant as specified in its charter)
___________

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment of Restated Certificate of Incorporation

On June 6, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 300,000,000 to 450,000,000 shares. The increase in the authorized number of shares of the Company’s Common Stock was effected pursuant to a Certificate of Amendment of the Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 6, 2019 and was effective as of such date. The foregoing description of the Amendment is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Only stockholders of record as of the close of business on April 8, 2019, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of April 8, 2019, 186,456,047 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 157,249,484 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

(a) Proposal 1. Each of the two (2) nominees to hold office as Class II members of the Board of Directors to serve for a three-year term expiring at the Company’s 2022 annual meeting of stockholders was elected based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dawn C. Bir	47,644,575	2,766,593	106,838,316
Elizabeth G. O’Farrell	47,602,945	2,808,223	106,838,316

(b) Proposal 2. The amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 300,000,000 shares to 450,000,000 shares was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,940,360	56,713,499	1,595,625	0

(c) Proposal 3. The non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,287,320	19,384,364	739,484	106,838,316

(d) Proposal 4. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,751,976	5,823,799	4,673,709	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: June 7, 2019	By:	/s/ Stephen N. Rosenfield
		Name:	Stephen N. Rosenfield
		Title:	Executive Vice President,
Chief Legal Officer and
Corporate Secretary